Putnam
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT
March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "[D]espite the obvious love affair individual investors have had with mutual funds the past few years, they've also been steadily allocating cash to money market funds, one of the most conservative and most 'liquid' -- or easy to enter and exit -- investments available. By next month, these assets could top $1 trillion, up from $300 billion only four years ago."

                           -- The Wall Street Journal, April 3, l997

   CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

10 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Prolonged anticipation of a Federal Reserve Board increase in short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout the first half of Putnam Tax Exempt Money Market Fund's fiscal year. Thus, when the Fed finally did raise rates by a quarter point near the end of the period, she had already positioned the portfolio appropriately.

Lindsey also maintained the fund's conservative strategy of investing in high-quality short-term investments. As a result, she was able to deliver another period of competitive performance while maintaining a stable net asset value. In the following report, Lindsey discusses in detail the driving forces behind your fund's performance during the first half of fiscal 1997 and her outlook for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 14, 1997



Report from the Fund Manager
Lindsey C. Strong

Putnam Tax Exempt Money Market Fund began fiscal 1997 in an economic environment marked by solid growth, relatively moderate interest rates, and fairly low inflationary expectations. In fact, throughout the period's entire first half -- the six months ended March 31, 1997 -- an economic environment prevailed in which momentum toward higher interest rates was building. During the first three months of calendar 1997, however, the indicators that measure the strength of the economy pointed to a rate of growth that some financial professionals believed could trigger a significant rise in inflation -- and the Federal Reserve Board responded accordingly.

Your fund's conservative investment strategy, which emphasizes superior quality short-term tax-exempt instruments and the pursuit of current income, served it well in this environment. The fund once again provided a competitive total return while continuing to focus on capital preservation and maintaining a stable $1.00 share price.

* THE FED'S PREEMPTIVE STRIKE

After leaving interest rates alone for more than two years, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point on March 25, l997, explaining the move as a "preemptive strike" against inflation. The Fed's action came on the heels of a host of data that indicated a still robust economy. Personal income and consumer spending rose sharply, new home sales were up, and the unemployment rate had declined to 5.2%, its lowest level in eight years.

These positive trends were accompanied by growing concern about the prospect of higher inflation down the road. It was this worry that prompted the Fed's action, since rising interest rates usually have the effect of slowing economic growth and thus can be expected to help keep inflation under control.

In light of the economy's strength and the potential for higher interest rates, managing the portfolio's average maturity wasan important aspect of our investment strategy. Because we anticipated the Fed's move on interest rates correctly, we took a more defensive approach in managing the fund. We concentrated on maximizing income while maintaining high quality. Since we wanted the fund to be able to take full advantage of any rise in interest rates, we shortened the portfolio's average maturity, thus affording an earlier opportunity to purchase newer higher-yielding securities. By using this strategy, we have avoided locking the portfolio into lower-yielding investments, should interest rates continue to rise.

* SEEKING ATTRACTIVELY VALUED HIGH-QUALITY SECURITIES

We continued to invest in traditional tax-exempt money market securities of the highest quality. These include variable rate demand notes (VRDNs) and municipal commercial paper from large top-quality issuers. VRDNs are instruments that can be redeemed on short notice. They pay variable interest rates that reset at daily, weekly, or monthly intervals. They are helpful in managing the fund's average maturity and liquidity. Commercial paper is a type of security issued by a municipality to finance capital or operating needs.

As many investors across the board became more cautious during the first three months of l997, we saw an increase in the amount of money flowing into your fund. As the new money came in, we were able to take advantage of a steady supply of attractively priced tax-exempt securities. Since superior portfolio quality is one of your fund's most important attributes, our strict standards for investing in any security, as always, remains intact.

Currently the majority of your fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. These features provide an added measure of quality assurance even to those issues rated in the highest categories by nationally recognized rating services, making many of the fund's holdings among the highest quality available.

* OUTLOOK: FURTHER RATE INCREASES POSSIBLE

In the months ahead, we will be carefully monitoring the economic environment. If the economy continues to gain strength, we believe the Fed may again take preemptive moves against inflation with further increases in short-term rates.

Should this type of environment persist, we would continue to focus on capturing the highest possible yields for the fund while maintaining the portfolio's traditional high quality. To this end, we would anticipate keeping the average maturity relatively short. We believe our emphasis on traditional high-quality instruments should enable the fund to maintain its policy of seeking current income and a stable share price.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE COMPARISONS (3/31/97)

                                                   Current      After-tax
                                                   return*       return
------------------------------------------------------------------------------
Passbook savings account                            2.01%         1.21%
------------------------------------------------------------------------------
Taxable money market fund 7-day yield               5.08          3.07
------------------------------------------------------------------------------
3-month certificate of deposit                      4.03          2.43
------------------------------------------------------------------------------
Putnam Tax Exempt
Money Market Fund (7-day yield)                     2.88          2.88
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value of passbook savings and bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.6% maximum federal income tax rate.

*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield).


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking a high level of current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                                                     Lipper
                                                   Tax Exempt     Consumer
                                  Fund shares     Money Market     Price
                                    at NAV        Fund Average     Index
------------------------------------------------------------------------------
6 months                            1.46%             1.43%        1.39%
------------------------------------------------------------------------------
1 year                              2.99              2.91         2.76
------------------------------------------------------------------------------
5 years                            13.39             13.78        14.86
Annual average                      2.54              2.62         2.81
------------------------------------------------------------------------------
Life of fund (10/26/87)            40.98             40.87        38.77
Annual average                      3.71              3.70         3.54
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97
------------------------------------------------------------------------------
Distributions (number)               6
------------------------------------------------------------------------------
Income                           $0.0144640
------------------------------------------------------------------------------
  Total                          $0.0144640
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1               2.88%
------------------------------------------------------------------------------
Taxable equivalent2                4.77
------------------------------------------------------------------------------
Current 30-day yield1              2.83
------------------------------------------------------------------------------
Taxable equivalent2                4.69
------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical
Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Portfolio of investments owned
March 31, 1997 (Unaudited)

Key to Abbreviations
FGIC        -- Financial Guaranty Insurance Company
G.O. Bonds  -- General Obligation Bonds
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
RAN         -- Revenue Anticipation Notes
TAN         -- Tax Anticipation Notes
TRAN        -- Tax Revenue Anticipation Notes
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (75.5%) *
PRINCIPAL AMOUNT                                                              RATINGS**      VALUE

Arkansas  (4.2%)
---------------------------------------------------------------------------------------------------
    $5,450,000   U of Arkansa, VRDN (UAMS Campus), 3.4s
                   12/01/19 (Credit Suisse (LOC))                             VMIG1    $  5,450,000

California  (4.6%)
---------------------------------------------------------------------------------------------------
     3,500,000   CA Pub. Cap. Impt. Fin. Auth. VRDN
                   (Pooled Project, Jt. Pwrs. Agcy.), Ser. C, 3.8s,
                   6/1/28 (National Westminster (LOC))                        VMIG1       3,500,000
     2,000,000   CA State RAN, Ser. A, 4 1/2s, 6/30/97                        SP1+        2,002,747
       500,000   CA State G.O. Bonds,  6.7s, 09/01/97                         A             506,429
                                                                                     --------------
                                                                                          6,009,176

Colorado  (0.8%)
---------------------------------------------------------------------------------------------------
     1,000,000   CO State Gen. Fund TRAN Ser. A, 4 1/2s,
                   06/27/97                                                   SP1+        1,002,206

Florida  (0.2%)
---------------------------------------------------------------------------------------------------
       215,000   Volusia Cnty. Wtr. & Swr. Rev. Bonds 6.85s,
                   10/01/97                                                   Aaa           221,728

Georgia  (3.1%)
---------------------------------------------------------------------------------------------------
     4,000,000   Marietta Multi-Fam. Hsg. Auth. (Wood Pointe Apts.)
                    VRDN 3.55s,  10/01/07                                     A-1         4,000,000

Illinois  (7.7%)
---------------------------------------------------------------------------------------------------
     1,000,000   Chicago, G.O. Bonds Ser. C, 3.6s, 10/31/99
                   (Societe Generale (LOC))                                   VMIG1       1,000,000
     5,700,000   Chicago, O'Hare Intl. Aprt. VRDN (American
                   Airlines, Inc.), Ser. C, 3.85s,  12/01/17
                   (Bank of Canada (LOC))                                     VMIG1       5,700,000
     3,290,000   IL Dev Fin Auth. VRDN 3.5s, 02/01/09
                   (Societe Generale (LOC))                                   VMIG1       3,290,000
                                                                                     --------------
                                                                                          9,990,000

Kentucky  (2.5%)
---------------------------------------------------------------------------------------------------
     2,000,000   Clark Cnty. Poll. Control VRDN 3.65s, 10/15/14               AA-         2,000,000
     1,298,000   Jefferson Cnty., Indl. Dev. VRDN, 3.55s, 12/01/14
                   (Chase Manhattan Bank (LOC))                               VMIG1       1,298,000
                                                                                     --------------
                                                                                          3,298,000

Louisiana  (4.4%)
---------------------------------------------------------------------------------------------------
     5,700,000   W. Feliciana Parish Poll. Control VRDN (Gulf States
                   Utilities Co.), 3.9s, 12/01/15 (Canadian Imperial
                   Bank (LOC))                                                VMIG1       5,700,000

Massachusetts  (2.3%)
---------------------------------------------------------------------------------------------------
     1,000,000   MA Bay Trans. Auth. VRDN, 3.625s, 3/1/14
                   (State Street Bank & Trust Co. (LOC))                      VMIG1       1,000,000
     2,000,000   MA State Multi-Fam. Hsg. Fin. Agcy. Rev. Bonds
                   MBIA Ser. A, 4 1/2s, 07/01/97                              Aaa         2,003,271
                                                                                     --------------
                                                                                          3,003,271

Michigan  (1.5%)
---------------------------------------------------------------------------------------------------
     1,900,000   MI State Job Dev. Auth. VRDN, 3.2s, 12/01/14
                   (First Bank N.A. (LOC))                                    VMIG1       1,900,000

Mississippi  (6.2%)
---------------------------------------------------------------------------------------------------
     3,800,000   Jackson Cnty. VRDN (Wtr. System), 3.55s, 11/01/24            VMIG1       3,800,000
     4,200,000   Perry Co. Poll. Control VRDN, 3.85s,3/01/22
                   (Credit Suisse First Boston (LOC))                         VMIG1       4,200,000
                                                                                     --------------
                                                                                          8,000,000

Missouri  (1.9%)
---------------------------------------------------------------------------------------------------
     2,525,000   MO State Hlth. & Edl. Fac. Auth. VRDN
                   (Drury College), Ser. A, 3.85s, 08/15/21
                   (Chase Manhattan (LOC))                                    VMIG1       2,525,000

New York  (4.4%)
---------------------------------------------------------------------------------------------------
     5,700,000   NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                   FGIC, 3.7s, 06/15/25                                       VMIG1       5,700,000

North Carolina  (4.4%)
---------------------------------------------------------------------------------------------------
     5,700,000   NC Med. Care Community Hosp. VRDN
                   (Aces-Pooled Fin.), Ser. A., 3.9s, 10/01/20
                   (Nationsbank of NC (LOC))                                  VMIG1       5,700,000

North Dakota  (1.2%)
---------------------------------------------------------------------------------------------------
     1,600,000   Mercer Cnty. Solid Waste Disp. VRDN (National
                   Rural Utiltities, United Power), 3.65s, 12/01/18           P-1         1,600,000

Oregon  (3.2%)
---------------------------------------------------------------------------------------------------
     4,200,000   Port Portland, Poll. Control VRDN
                   (Reynolds Metals), 3.8s, 12/01/09 (Bank of
                   Nova Scotia (LOC))                                         VMIG1       4,200,000

Pennsylvania  (3.1%)
---------------------------------------------------------------------------------------------------
     4,000,000   PA State TAN 4 1/2s, 06/30/97                                SP1+        4,008,914

South Dakota  (2.2%)
---------------------------------------------------------------------------------------------------
     2,815,000   Rapid City Econ. Dev. VRDN (Civic Ctr. Assoc.
                   Partnership), 3.4s, 12/01/16                               VMIG1       2,815,000

Texas  (9.3%)
---------------------------------------------------------------------------------------------------
     3,500,000   Bowie Cnty., Indl. Dev. Corp. VRDN (Texarkana
                   Newspapers, Inc.), 3.75s, 11/01/25
                   (Bank of NY (LOC))                                         VMIG1       3,500,000
     3,100,000   Grapevine, Ind. Dev. Corp. VRDN (American
                   Airlines Inc.), Ser. B-1, 3.8s, 12/01/24
                   (Morgan Guaranty Trust (LOC))                              VMIG1       3,100,000
     2,500,000   Lower Neches Valley Auth. VRDN (Chevron USA),
                   3.65s, 02/15/17                                            AA          2,500,000
     3,000,000   TX TRAN 4 3/4s, 8/29/97                                      SP1+        3,009,545
                                                                                     --------------
                                                                                         12,109,545

Virginia  (7.7%)
---------------------------------------------------------------------------------------------------
     5,900,000   Henrico Cnty., Indl. Dev. Auth. VRDN 3.9s,
                   05/01/24                                                   VMIGI       5,900,000
     4,200,000   Peninsula Port. Auth. VRDN (Shell Oil), 4.1s,
                   12/01/05                                                   AAA         4,200,000
                                                                                     --------------
                                                                                         10,100,000

Wisconsin  (0.6%)
---------------------------------------------------------------------------------------------------
       775,000   Beloit Swr. Sys. Rev. Bonds MBIA, Ser. B, 6.9s,
                   07/01/09                                                   Aaa           787,931
                                                                                     --------------
                 Total Municipal Bonds and Notes
                   (cost $98,120,771)                                                  $ 98,120,771

MUNICIPAL COMMERCIAL PAPER  (16.8%) *
PRINCIPAL AMOUNT                                                              RATINGS**      VALUE
---------------------------------------------------------------------------------------------------
    $2,000,000   Burlington KS Poll. Control, 3 1/2s, 4/4/97
                   (Toronto Dominion (LOC))                                   A-1+     $  2,000,000
     2,500,000   Clairborne Cnty. MS Poll. Control, 3.55s, 4/4/97             A-1+        2,500,000
     1,900,000   Municipal Elec. Auth. of GA Ser. 85A, 3.45s, 4/9/97
                   (Morgan Guaranty (LOC))                                    A-1         1,900,000
     2,000,000   Campbell Cty. WY (Gillette) Poll. Control, 3.2s,
                   4/8/97 (Deutsche Bank AG (LOC))                            P-1         2,000,000
     3,000,000   Intermountain Pwr. Agcy., (Utah Power) 3 1/2s,
                   4/10/97 (Bank of America (LOC))                            VMIGI       3,000,000
     1,000,000   Jacksonville FL Pwr.  Agcy. 3.55s, 7/16/97
                   (Florida Power & Light (LOC))                              MIGI        1,000,000
     2,500,000   Municipal Elec.  Auth. GA 3.3s, 4/11/97
                   (Bayerische Landesbanke (LOC))                             A-1+        2,500,000
     1,500,000   North Carolina Muni. Pwr. 3 1/2s, 7/16/97
                   (Union Bank of Switzerland (LOC))                          A-1+        1,500,000
     3,500,000   Pendleton Ctny. KY 3 1/4s, 4/8/97
                   (Commonwealth Bank of Australia (LOC))                     A-1+        3,500,000
     2,000,000   Sunshine State Gov. Fin. Comm. FL 3/12s,
                   7/16/97 (Union Bank of Switzerland (LOC))                  VMIGI       2,000,000
                                                                                     --------------
                 Total Municipal Commercial Paper
                   (cost $21,900,000)                                                  $ 21,900,000
---------------------------------------------------------------------------------------------------
                 Total Investments (cost $120,020,771) ***                             $120,020,771
---------------------------------------------------------------------------------------------------

See page 14 for notes to the Portfolio.

  *  Percentages indicated are based on net assets of $129,995,490.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1997.

Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade," or "MIG," for most short-term municipal obligations, adding a V ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard and Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

Moody's Investor Service, Inc.
MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
AAA = Extremely strong capacity to pay interest and repay principal
AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
P-1 = Superior capacity for repayment
P-2 = Strong capacity for repayment

Standard & Poor's Corp.
SP-1 = Overwhelming safety characteristics
SP-2 = Strong capacity to pay interest and repay principal.
A-1+ = Overwhelming degree of credit and protection
A-1 = Strong degree of safety
A-2 = Considered strong but lacks solid strength for timely repayment

 *** The aggregate identified cost on a tax basis is the same.

The rate shown on VRDN's are the current interest rates at March 31, 1997 which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                             120,020,771
---------------------------------------------------------------------------------------------
Cash                                                                                   46,174
---------------------------------------------------------------------------------------------
Interest and other receivables                                                        811,274
---------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              9,509,999
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                        130,000
---------------------------------------------------------------------------------------------
Total assets                                                                      130,518,218

Liabilities
---------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                  30,078
---------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            279,884
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          117,818
---------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           2,874
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            1,014
---------------------------------------------------------------------------------------------
Payable for postage                                                                    55,410
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                 35,650
---------------------------------------------------------------------------------------------
Total liabilities                                                                     522,728
---------------------------------------------------------------------------------------------
Net assets                                                                       $129,995,490

Represented by
---------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                         $129,995,490
---------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($129,995,490 divided by 129,995,490 shares)                                            $1.00
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1997 (Unaudited)

Tax exempt interest income:                                                       $1,785,802

Expenses:
--------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     229,445
--------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        93,416
--------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      5,368
--------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                       1,984
--------------------------------------------------------------------------------------------
Reports to shareholders                                                               15,897
--------------------------------------------------------------------------------------------
Registration fees                                                                     23,439
--------------------------------------------------------------------------------------------
Auditing                                                                               8,410
--------------------------------------------------------------------------------------------
Legal                                                                                  6,901
--------------------------------------------------------------------------------------------
Postage                                                                                1,808
--------------------------------------------------------------------------------------------
Other                                                                                 11,213
--------------------------------------------------------------------------------------------
Total expenses                                                                       397,881
--------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (82,130)
--------------------------------------------------------------------------------------------
Net expenses                                                                         315,751
--------------------------------------------------------------------------------------------
Net investment income                                                              1,470,051
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $1,470,051
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                               Six months ended    Year ended
                                                                                   March 31       September 30
                                                                                     1997*            1996
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                           $  1,470,051       $  2,389,511
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               1,470,051          2,389,511
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                        (1,470,051)        (2,389,511)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 29,181,517         27,747,785
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      29,181,517         27,747,785

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              100,813,973         73,066,188
---------------------------------------------------------------------------------------------------------------
End of period                                                                   $129,995,490       $100,813,973
---------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

--------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                  ended
Per-share                        March 31
operating performance           (Unaudited)                               Year ended September 30
--------------------------------------------------------------------------------------------------------------------------------
                                   1997            1996            1995            1994            1993            1992
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income             $.0145          $.0298          $.0312          $.0191          $.0184          $.0297(c)
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0145           .0298           .0312           .0191           .0184           .0297
--------------------------------------------------------------------------------------------------------------------------------
Total distributions               (.0145)         (.0298)         (.0312)         (.0191)         (.0184)         (.0297)
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           1.46*           3.02            3.16            1.93            1.85            3.02
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $129,995        $100,814         $73,066         $98,397         $81,076         $81,820
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .39*            .90             .81             .71             .99             .87(c)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.44*           2.86            3.10            1.97            1.85            2.99(c)
--------------------------------------------------------------------------------------------------------------------------------

   * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2).

(c)  Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992 reflects a reduction of approximately $0.0029 per share.




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuations The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.250% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.190% of the next $5 billion and 0.180% of any excess thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.25%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $82,130 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $210 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made on the plan.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges. These charges apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $661,360,097 and $625,272,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share, were as follows:

                       Six months ended        Year ended
                               March 31      September 30
                                   1997              1996
---------------------------------------------------------
Shares sold                  488,927,593      785,297,019
---------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  1,382,852        2,296,709
---------------------------------------------------------
                             490,310,445      787,593,728

Shares
repurchased                 (461,128,928)    (759,845,943)
---------------------------------------------------------
Net increase                  29,181,517       27,747,785
---------------------------------------------------------

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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
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PAID
Putnam
Investments
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